EXHIBIT 10.18

                           SENDER'S NOTICE OF EXCHANGE

     As of the date written below, in satisfaction of debt owed by On Alert Systems, Inc. to the Undersigned, the Undersigned hereby irrevocably elects to exchange evidence of debt of On Alert Systems, Inc. having a value of $ 18,750.00 into 18,750,000 Shares of Common Stock, .001 Par Value per share, of On Alert Systems, Inc. according to the conditions set forth in above in the Note.

     If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Exchange April 12, 2003

Applicable Exchange Price $.001

Signature
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         [Print Name of Holder and Title of Signer]

Address: 1600 Canal Street
         Suite 1418
         New Orleans, LA 70112

SSN or EIN:

Shares are to be registered in the following name:

Name:       Proxity Digital Networks, Inc.
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Address:     1600 Canal Street, Suite 1418, New Orleans, LA 70112
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Tel:       504-524-5425
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Fax:      504-524-5424
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SSN or EIN:
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Shares are to be sent or delivered to the following account:

Account Name:        Same as above
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Address:             Same as above
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